UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________________

SCHEDULE 14A

________________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PLUM ACQUISITION CORP. III
(Name of Registrant as Specified In Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Preliminary Proxy Statement — Subject to Completion, Dated July 6, 2026

LETTER TO SHAREHOLDERS OF PLUM ACQUISITION CORP. III

2021 Fillmore St. #2089
San Francisco, California 94115

Dear Plum Acquisition Corp. III Shareholder:

You are cordially invited to attend an extraordinary general meeting of Plum Acquisition Corp. III, a Cayman Islands exempted company (“Plum” or the “Company”), which will be held on July [•], 2026, at 10:00 a.m., Eastern Time. Plum will be holding the meeting (the “Shareholder Meeting”) at the offices of Hogan Lovells Cadwalader US LLP, located at 390 Madison Ave, New York, New York 10017.

The attached notice of the Shareholder Meeting and proxy statement describe the business Plum will conduct at the Shareholder Meeting and provide information about Plum that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated July [•], 2026, and is first being mailed to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, Plum’s Fourth Amended and Restated Memorandum and Articles of Association to extend the date (the “Termination Date”) by which Plum has to consummate a business combination (the “Articles Extension”) from July 30, 2026 (the “Original Termination Date”) to December 31, 2026 (the “Articles Extension Date”) (the “Extension Amendment Proposal”); and

2.      Proposal No. 2 — Adjournment Proposal — To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share and Class B ordinary shares, par value $0.0001 per share in the capital of Plum represented (either in person or by proxy) to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

The Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal is to allow Plum additional time to complete its previously announced business combination (the “Business Combination”). On August 22, 2024, Plum, Plum III Amalco Corp., a corporation formed under the Laws of the Province of British Columbia and a direct, wholly owned subsidiary of Plum (“Amalco”), Plum III Merger Corp., a corporation formed under the Laws of the Province of British Columbia (“Pubco”), and Tactical Resources Corp., a corporation formed under the Laws of the Province of British Columbia (“Tactical”) entered into a Business Combination Agreement (the “Business Combination Agreement”). While Plum and the other parties to the Business Combination are working toward the satisfaction of the conditions of the completion of the Business Combination, the Board of Directors of Plum (the “Board”) believes that it is in the best interest of Plum to extend the time to complete an initial business combination if the Business Combination cannot close by the current Termination Date of July 30, 2026. If the Business Combination were not to close before the current Termination Date of July 30, 2026, then Plum would be forced to liquidate even if Plum’s shareholders were in favor of consummating the Business Combination. Accordingly, the Board believes that it is in the best interest of Plum and its shareholders to seek an extension of the Termination Date and have Plum’s shareholders approve the Extension Amendment Proposal if this Shareholder Meeting is held.

You are not being asked to vote on the Business Combination pursuant to this proxy statement. If the Extension Amendment Proposal is not approved, we may not be able to consummate the Business Combination. The Board reserves the right at any time to cancel the Shareholder Meeting and not to submit to its shareholders the Extension Amendment Proposal and implement the Articles Extension to the extent the Business Combination has been consummated on or before the Shareholder Meeting.

As contemplated by the Fourth Amended and Restated Memorandum and Articles of Association (the “Memorandum and Articles of Association”), the holders of Plum’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), issued as part of the units sold in Plum’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), if the Articles Extension is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the Redemption will retain their right to have their Public Shares redeemed in connection with the Business Combination or liquidation, subject to any limitations set forth in the Memorandum and Articles of Association, as amended by the Articles Extension.

On July 2, 2026, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $11.80, based on the aggregate amount on deposit in the Trust Account of approximately $501,297 as of July 2, 2026 (including interest not previously released to Plum to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Plum to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. The price of the Class A Ordinary Shares last quoted on the OTC Markets Group Pink (the “OTC Pink”), which is an inter-dealer automated quotation system for equity securities not listed on a national securities exchange, on May 1, 2026 was $10.40. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving greater consideration per share than if the shares were sold in the open market (based on the per share redemption price as of July 2, 2026). Plum cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Plum believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if Plum does not complete the Business Combination on or before the Termination Date.

The Memorandum and Articles of Association, as further authorized by Board action, provides that Plum has until July 30, 2026, to complete its initial Business Combination. Plum’s Board has determined that it is in the best interests of Plum to seek an extension of the Termination Date and have Plum’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate the Business Combination. Without the Articles Extension, Plum may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Plum would be precluded from completing the Business Combination and would be forced to liquidate.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Class A Ordinary Shares and Class B Ordinary Shares, par value $0.0001 per share (the “Class B Ordinary Shares” and, together with the Class A Ordinary Shares, the “Ordinary Shares”), voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a simple majority of the votes cast by the holders of the issued Ordinary Shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Shareholder Meeting.

The Board has fixed the close of business on July [•], 2026, as the date for determining Plum’s shareholders entitled to receive notice of and vote at the Shareholder Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.

The Board of Plum believes that it is in the best interests of Plum that Plum obtain the Articles Extension. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal is in the best interests of Plum and its shareholders and has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal.

Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Meeting. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Accordingly, if you fail to vote in person or by proxy at the Shareholder Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Shareholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Meeting and will not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Shareholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO PLUM’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Enclosed is the proxy statement containing detailed information about the Shareholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, Plum urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Plum Acquisition Corp. III
/s/ Kanishka Roy
Kanishka Roy President, Chief Executive Officer and Chairman
July [•], 2026

PLUM ACQUISITION CORP. III

2021 Fillmore St. #2089
San Francisco, California 94115

NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF PLUM ACQUISITION CORP. III

TO BE HELD ON JULY [•], 2026

To the Shareholders of Plum Acquisition Corp. III:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting of Plum Acquisition Corp. III, a Cayman Islands exempted company (“Plum” or the “Company”), will be held on July [•], 2026, at 10:00 a.m., Eastern Time (the “Shareholder Meeting”) at the offices of Hogan Lovells Cadwalader US LLP, located at 390 Madison Ave, New York, New York 10017.

You are cordially invited to attend the Shareholder Meeting that will be held for the purpose of considering and voting on (i) an extension amendment proposal to amend, by way of special resolution, the Fourth Amended and Restated Memorandum and Articles of Association (the “Memorandum and Articles of Association”) to extend the date (the “Termination Date”) by which Plum has to consummate a business combination (the “Articles Extension”) from July 30, 2026 (the “Original Termination Date”), to December 31, 2026 (the “Articles Extension Date”) (the “Extension Amendment Proposal”), and (ii) an adjournment proposal to adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (a) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Plum ordinary shares represented (either in person or by proxy) to approve the Extension Amendment Proposal or (b) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that Plum would not adhere to the listing requirements of a national securities exchange, as defined under Section 6 of the Securities Exchange Act of 1934, as amended (the “Adjournment Proposal”), each as more fully described below in the accompanying proxy statement, which is dated July [•], 2026, and is first being mailed to shareholders on or about that date. The full text of the proposals to be voted upon at the Shareholder Meeting is as follows:

1.      Proposal No. 1 — Extension Amendment Proposal — RESOLVED, as a special resolution that:

a)      Article 49.7 of Plum’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.7:

“In the event that the Company does not consummate a Business Combination by December 31, 2026 or such earlier date as determined by the Board of Directors, the Company shall:

(a)     cease all operations except for the purpose of winding up;

(b)    as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of the then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)     as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

b)      Article 49.8 of Plum’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8:

“In the event that any amendment is made to the Articles:

(a)     to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by December 31, 2026 or such earlier date as determined by the Board of Directors; or

(b)    with respect to any other provision relating to Members’ rights or pre-Business Combination activity;

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of the then Public Shares in issue.”

2.      Proposal No. 2 — Adjournment Proposal — RESOLVED, as an ordinary resolution, to approve the adjournment of the Shareholder Meeting to a later date or dates if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value US$0.0001 per share and Class B ordinary shares, par value US$0.0001 per share in the capital of Plum represented (either in person or by proxy) to approve the Extension Amendment Proposal.

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal is to allow Plum additional time to complete an initial business combination. The Board believes that it is in the best interest of Plum and its shareholders to seek an extension of the Termination Date and have Plum’s shareholders approve the Extension Amendment Proposal. You are not being asked to vote on the Business Combination pursuant to this proxy statement.

The Memorandum and Articles of Association (as further modified by Board action) provides that Plum has until July 30, 2026, to complete its initial business combination. Plum’s Board has determined that it is in the best interests of Plum to seek an extension of the Termination Date and have Plum’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate the Business Combination. Without the Articles Extension, Plum may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Plum would be precluded from completing the Business Combination and would be forced to liquidate.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Class A Ordinary Shares, par value $0.0001 per share (the “Class A Ordinary Shares”), and Class B Ordinary Shares, par value $0.0001 per share (the “Class B Ordinary Shares” and, together with the Class A Ordinary Shares, the “Ordinary Shares”), voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a simple majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Shareholder Meeting.

The Board of Plum believes that it is in the best interests of Plum that Plum obtain the Articles Extension. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal is in the best interests of Plum and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal.

As contemplated by the Memorandum and Articles of Association, the holders of Plum’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), issued as part of the units sold in Plum’s initial public offering may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “Initial Public Offering” or “IPO”) and the concurrent sale of the private placement units (the “Private Placement Units”), if the Articles Extension is implemented, regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the Redemption will retain their right to have their Public Shares redeemed in connection with the Business Combination or liquidation, subject to any limitations set forth in the Memorandum and Articles of Association, as amended by the Articles Extension.

On July 2, 2026, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $11.80, based on the aggregate amount on deposit in the Trust Account of approximately $501,297 as of July 2, 2026 (including interest not previously released to Plum to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Plum to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. The price of the Class A Ordinary Shares last quoted on OTC Markets Group Pink (the “OTC Pink”) on May 1, 2026, was $10.40. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving greater consideration per share than if the shares were sold in the open market (based on the per share redemption price as of July 2, 2026). Plum cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Plum believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if Plum does not complete the Business Combination on or before the Original Termination Date.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension. If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Original Termination Date, Plum will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Plum (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of the then Public Shares in issue, which redemption will completely extinguish shareholder rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Plum’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to Plum’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to Plum’s warrants, which will expire worthless in the event Plum dissolves and liquidates the Trust Account.

In the event of a liquidation, Mercury Capital, LLC (the “Sponsor”) will not receive any monies held in the Trust Account as a result of its ownership of founder units (the “Founder Units”) issued in a private placement prior to the Initial Public Offering and purchased by the Sponsor from Alpha Partners Technology Merger Sponsor LLC (the “Original Sponsor”). Each Founder Unit represents (i) one Class B Ordinary Share and (ii) one-third of one warrant to purchase one Class B Ordinary Share (the “Founder Warrants”). After giving effect to the separation of the Founder Units, Sponsor owns 5,933,508 Class B Ordinary Shares and 1,977,836 Founder Warrants. As a consequence, a liquidating distribution will be made only with respect to the Class A Ordinary Shares issued as part of the units sold in Plum’s initial public offering (“Public Shares”).

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO PLUM’S TRANSFER AGENT AT LEAST TWO

BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Record holders of Ordinary Shares at the close of business on July [•], 2026 (the “Record Date”) are entitled to vote or have their votes cast at the Shareholder Meeting. On the Record Date, there were [•] issued and outstanding Class A Ordinary Shares and [•] issued and outstanding Class B Ordinary Shares. Plum’s warrants do not have voting rights.

The initial shareholders of Plum, including the Sponsor, Original Sponsor, and certain of Plum’s officers and directors (the “Initial Shareholders”) intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. Such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of the accompanying proxy statement, the Initial Shareholders hold 97.0% of the issued and outstanding Ordinary Shares and Plum’s officers and directors have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, (i) approval of each the Extension Amendment Proposal will not require the affirmative vote of any other Ordinary Shares; and (ii) approval of the Adjournment Proposal will not require the affirmative vote of any other Ordinary Shares.

The accompanying proxy statement contains important information about the Shareholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, Plum urges you to read this material carefully and vote your shares.

The accompanying proxy statement is dated July [•], 2026, and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of Plum Acquisition Corp. III
/s/ Kanishka Roy
Kanishka Roy President, Chief Executive Officer and Chairman
July [•], 2026

i

PLUM ACQUISITION CORP. III
PROXY STATEMENT
FOR
EXTRAORDINARY GENERAL MEETING
TO BE HELD ON July [•], 2026

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the extraordinary general meeting of Plum Acquisition Corp. III, a Cayman Islands exempted company (“Plum,” “we,” “us,” “our” or the “Company”), which will be held on July [•], 2026, at 10:00 a.m., Eastern Time, at the offices of Hogan Lovells Cadwalader US LLP, located at 390 Madison Ave, New York, New York 10017.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Shareholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of Plum with respect to, among other things, Plum’s capital resources and results of operations. Likewise, Plum’s financial statements and all of Plum’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect Plum’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Plum does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        Plum’s ability to complete the Business Combination;

•        the anticipated benefits of the Business Combination;

•        the volatility of the market price and liquidity of the Class A Ordinary Shares and other securities of Plum; and

•        the use of funds not held in the Trust Account or available to Plum from interest income on the Trust Account balance.

While forward-looking statements reflect Plum’s good faith beliefs, they are not guarantees of future performance. Plum disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause Plum’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors” and in other reports Plum has filed with the Securities and Exchange Commission (the “SEC”). You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Plum (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our (i) initial public offering prospectus filed with the SEC on July 27, 2021, (ii) Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on April 1, 2026, and (iii) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

Plum’s Class A Ordinary Shares are quoted on the OTC Pink, which is not a national securities exchange. This may adversely affect the liquidity and trading of its securities and may impact our ability to complete the Business Combination.

Plum’s securities are quoted on the OTC Pink, which is an inter-dealer automated quotation system for equity securities not listed on a national securities exchange. We face significant material adverse consequences due to not trading on a national securities exchange, including reduced liquidity for our securities. When fewer shares of a security are being traded, volatility of prices may increase, and price movement may outpace the ability to deliver accurate quote information. Due to lower trading volumes of our securities, there may be a lower likelihood that orders for shares of our units, Class A Ordinary Shares or warrants will be executed, and current prices may differ significantly from the price that was quoted at the time of entry of the order. There can be no assurance that a more active market for our securities will develop, or if one should develop, there is no assurance that it will be maintained.

There are no assurances that the Articles Extension will enable us to complete the Business Combination.

Approving the Articles Extension involves a number of risks. Even if the Articles Extension is approved, Plum can provide no assurances that the Business Combination will be consummated prior to the Articles Extension Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. For example, Plum is currently in discussions with Nasdaq to have the Pubco common shares accepted for listing on Nasdaq, which is a condition to the obligations of each party to consummate the Business Combination. In addition, we are required to offer shareholders the opportunity to redeem shares in connection with the Articles Extension. Even if the Articles Extension is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

Any failure by the combined company to meet the initial listing requirements of a national securities exchange could result in an inability to list the combined company’s ordinary shares and warrants on a national securities exchange and the obligation to comply with the “penny stock” rules and could affect the combined company’s cash position following the closing of an initial business combination.

If the net tangible assets of the combined company (following our initial business combination) are less than $5,000,001 upon closing, the combined company’s failure to meet the initial listing requirements of Nasdaq could result in (i) the inability of the combined company to list the ordinary shares and warrants on a national securities exchange and (ii) the obligation to comply with the “penny stock” trading rules.

If an initial business combination is consummated but the combined company is not able to list its ordinary shares and warrants on a national securities exchange, such securities would likely then trade only in the over-the-counter market and the market liquidity of such securities could be adversely affected and their market price could decrease. If the ordinary shares and warrants were to trade on the over-the-counter market, selling such securities could be more difficult because smaller quantities of such securities would likely be bought and sold, transactions could be delayed, and the combined company could face significant material adverse consequences, including: (i) a limited availability of market quotations for its securities, (ii) reduced liquidity for its securities,

(iii) a determination that the ordinary shares are a “penny stock” which will require brokers trading in such shares to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for the securities, (iv) limited or no news or analyst coverage, and (v) a decreased ability to issue additional securities or obtain additional financing in the future. These factors could result in lower prices and larger spreads in the bid and ask prices for the ordinary shares and/or warrants, could substantially impair the combined company’s ability to raise additional funds, and could result in a loss of institutional investor interest and fewer development opportunities for the combined company.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to negotiate and complete our initial business combination, and results of operations.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state, and local governments and non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other such rules, which may have a material effect on our activities and on our ability to consummate an initial business combination.

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting (as defined below) and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to Plum shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on July [•], 2026, at 10:00 a.m., Eastern Time. The Shareholder Meeting will be held at the offices of Hogan Lovells Cadwalader US LLP, located at 390 Madison Ave, New York, New York 10017, or at such other time, on such other date and at such other place to which the meeting may be adjourned.

Q:     Why am I receiving this proxy statement?

A:     Plum is a blank check company incorporated as a Cayman Islands exempted company on February 5, 2021. Plum was incorporated for the purpose of merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities.

In connection with Plum’s Initial Public Offering, Plum had granted the underwriters a 45-day option to purchase up to 3,750,000 additional Units to cover over-allotments, if any. On August 5, 2021, the underwriters partially exercised the over-allotment option and purchased an additional 3,250,000 Units (the “Over-Allotment Units”), generating gross proceeds of $32,500,000. Simultaneously with the closing of the exercise of the over-allotment option, Plum consummated the sale of 65,000 units (the “Over-Allotment Private Placement Units”) at a purchase price of $10.00 per unit in a private placement to the Original Sponsor, generating gross proceeds of $650,000. Following the closing of Plum’s Initial Public Offering, including the sale of Private Placement Units, the sale of the Over-Allotment Units, and the sale of the Over-Allotment Private Placement Units, an amount of $282,500,000 ($10.00 per unit offered in the Initial Public Offering (the “Units”)) from the net proceeds of the sale of the Units in the Initial Public Offering and Private Placement to the Original Sponsor was placed in a Trust Account established at the consummation of the Initial Public Offering that holds the proceeds of the Initial Public Offering.

Like most blank check companies, Plum’s Memorandum and Articles of Association provide for the return of the Initial Public Offering proceeds held in the Trust Account to the holders of Class A Ordinary Shares sold in the Initial Public Offering if there is no qualifying business combination(s) consummated on or before July 30, 2026.

On August 22, 2024, Plum, Amalco, Pubco, and Tactical entered into a Business Combination Agreement. As noted, Plum has until July 30, 2026 to consummate the Business Combination by and among Plum, Amalco, Pubco and Tactical.

Without the Articles Extension, Plum believes that Plum may not, despite its best efforts, be able to complete the Business Combination on or before July 30, 2026. The Board of Plum believes that it is in the best interests of Plum’s shareholders to continue Plum’s existence until December 31, 2026 in order to allow Plum additional time to complete the Business Combination and is therefore holding this Shareholder Meeting.

Q:     When and where will the Shareholder Meeting be held?

A:     The Shareholder Meeting will be held on July [•], 2026, at 10:00 a.m., Eastern Time, at the offices of Hogan Lovells Cadwalader US LLP, located at 390 Madison Ave, New York, New York 10017, or at such other time, on such other date and at such other place to which the meeting may or adjourned.

Q:     How do I vote?

A:     If you were a holder of record of Class A Ordinary Shares or Class B ordinary shares on July [•], 2026, the record date for the Shareholder Meeting (the “Record Date”), you may vote with respect to the proposals in person, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting.

If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on July [•], 2026.

Voting Electronically.    To vote electronically, access www.cstproxyvote.com and have your proxy card available. Follow the prompts to vote your shares. Votes submitted electronically must be received by 5:00 p.m., Eastern Time, on July [•], 2026.

Q:     What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?

A:     Plum shareholders are being asked to consider and vote on the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, Plum’s Memorandum and Articles of Association to extend the date by which Plum has to consummate a business combination from July 30, 2026 to December 31, 2026; and

2.      Proposal No. 2 — Adjournment Proposal — To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share and Class B ordinary shares, par value $0.0001 per share in the capital of Plum represented (either in person or by proxy) to approve the Extension Amendment Proposal.

For more information, please see “Proposal No. 1 — Extension Amendment Proposal” and “Proposal No. 2 — Adjournment Proposal.”

After careful consideration, Plum’s Board has unanimously determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of Plum and its shareholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of Plum and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Proposal No. 1 — Extension Amendment Proposal” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:     Am I being asked to vote on a proposal to appoint directors?

A:     No. Holders of Public Shares are not being asked to vote on the appointment of directors at this time.

Q:     Are the proposals conditioned on one another?

A:     The Extension Amendment Proposal is not cross-conditioned on the approval of the Adjournment Proposal. The Adjournment Proposal is conditional on Plum not obtaining the necessary votes for approving the Extension Amendment Proposal prior to the Shareholder Meeting in order to seek additional time to obtain sufficient votes in support of the Articles Extension or if due to redemptions in connection with the Articles Extension, Plum would not adhere to the listing requirements of a national securities exchange. If the Extension Amendment Proposal is approved at the Shareholder Meeting, the Adjournment Proposal will not be presented.

Q:     Why is Plum proposing the Extension Amendment Proposal?

A:     Plum’s Memorandum and Articles of Association provides for the return of the Initial Public Offering proceeds held in trust to the holders of Public Shares sold in the Initial Public Offering if there is no qualifying business combination consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal is to allow Plum additional time to complete the Business Combination.

Without the Articles Extension, Plum may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Plum would be forced to liquidate. If Plum succeeds in consummating the Business Combination on or before the Termination Date, the Board reserves the right at any time to cancel the Shareholder Meeting and not to submit to its shareholders the Extension Amendment Proposal and implement the Articles Extension to the extent the Business Combination has been consummated on or before the Shareholder Meeting.

Q:     Why is Plum proposing the Adjournment Proposal?

A:     If the Extension Amendment Proposal is not approved by Plum’s shareholders, Plum may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment Proposal. If the Adjournment Proposal is not approved by Plum’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes to approve the Extension Amendment Proposal.

Q:     What constitutes a quorum?

A:     A quorum of Plum shareholders is necessary to hold a valid meeting. The presence, in person or by proxy, of shareholders holding a majority of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The initial shareholder of Plum, including the Sponsor, the Original Sponsor, and certain of Plum’s officers and directors (the “Initial Shareholders”) who own 97.0% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, no additional Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum. Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so Plum does not expect there to be any broker non-votes at the Shareholder Meeting.

Q:     What vote is required to approve the proposals presented at the Shareholder Meeting?

A:     The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a simple majority of the votes cast by the holders of the issued Ordinary Shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Q:     How will the Initial Shareholders vote?

A:     The Initial Shareholders intend to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal.

Q:     Who is Plum’s Sponsor?

A:     Plum’s sponsor is Mercury Capital, LLC, a Delaware limited liability company. After giving effect to the separation of the Founder Units, Sponsor owns 5,933,508 Class B Ordinary Shares and 1,977,836
Founder Warrants. The Sponsor is not “controlled” (as defined in 31 CFR 800.208) by one or more foreign persons, such that the Sponsor’s involvement in any Business Combination may be a “covered transaction”

(as defined in 31 CFR 800.213). However, it is possible that non-U.S. persons could be involved in our Business Combination, which may increase the risk that our Business Combination becomes subject to regulatory review, including a potential mandatory or voluntary review by the Committee on Foreign Investment in the United States (“CFIUS”), and that restrictions, limitations or conditions will be imposed by CFIUS.

If our Business Combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential Business Combination with a U.S. business falls within CFIUS’ jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination. CFIUS may decide to block or delay our Business Combination, impose conditions to mitigate national security concerns with respect to such Business Combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance. A failure to notify CFIUS of a transaction where such notification was required or otherwise warranted based on the national security considerations presented by an investment target may expose the Sponsor and/or the combined company to legal penalties, costs, and/or other adverse reputational and financial effects, thus potentially diminishing the value of the combined company. In addition, CFIUS is actively pursuing transactions that were not notified to it and may ask questions regarding, or impose restrictions or mitigation on, the Business Combination post-closing.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our Business Combination. If we cannot complete the Business Combination by July 30, 2026 (or up to December 31, 2026, if extended pursuant to the Extension Amendment Proposal) because the transaction is still under review or because the Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive $[•] per Public Share, and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Q:     Why should I vote “FOR” the Extension Amendment Proposal?

A:     Plum believes shareholders will benefit from Plum consummating the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which Plum has to complete the Business Combination until the Articles Extension Date.

Without the Articles Extension, Plum may not be able to complete the Business Combination on or before the Original Termination Date. If that were to occur, Plum would be forced to liquidate.

Q:     Why should I vote “FOR” the Adjournment Proposal?

A:     If the Adjournment Proposal is not approved by Plum’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates to approve the Extension Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment Proposal.

Q:     What if I do not want to vote “FOR” the Extension Amendment Proposal or the Adjournment Proposal?

A:     If you do not want the Extension Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Shareholder Meeting in person or by proxy, or if you do attend the Shareholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares will have no effect on the outcome of such votes.

If the Extension Amendment Proposal is approved and, following redemptions in connection with the Extension Amendment, the Adjournment Proposal will not be presented for a vote.

Q:     What happens if the Extension Amendment Proposal is not approved?

A:     If there are insufficient votes to approve the Extension Amendment Proposal, Plum may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Articles Extension.

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, Plum will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Plum (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of the then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Plum’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to Plum’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to Plum’s warrants, which will expire worthless in the event Plum dissolves and liquidates the Trust Account.

In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 5,933,508 Class B Ordinary Shares and 1,977,836 Founder Warrants (after giving effect to the separation of the Founder Units into shares and warrants) which were purchased by the Sponsor from the Original Sponsor. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

Q:     If the Extension Amendment Proposal is approved, what happens next?

A:     If the Extension Amendment Proposal is approved, Plum will continue to attempt to consummate the Business Combination until the Articles Extension Date. Plum will ensure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal are made and will continue its efforts to consummate the closing of the Business Combination on or before the Articles Extension Date.

If the Extension Amendment Proposal is approved and the Articles Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of Plum held by the Initial Shareholders.

Q:     If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

A:     Yes. Whether you vote “for” or “against” the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:     Am I being asked to vote on the Business Combination at this Shareholder Meeting?

A:     No. On December 22, 2025, Plum shareholders approved the Business Combination at an extraordinary general meeting of shareholders.

Q:     Will how I vote affect my ability to exercise Redemption rights?

A:     No. You may exercise your Redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares of Plum on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Articles Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of Nasdaq.

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. Shareholders may send a later-dated, signed proxy card to Plum at 2021 Fillmore St. #2089, San Francisco, California 94115, so that it is received by Plum prior to the vote at the Shareholder Meeting (which is scheduled to take place on July [•], 2026) or attend the Shareholder Meeting in person and vote. Shareholders also may revoke their proxy by sending a notice of revocation to Plum’s Chief Executive Officer, which must be received by Plum’s Chief Executive Officer prior to the vote at the Shareholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:     How are votes counted?

A:     Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of each of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Shareholders who attend the Shareholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting. The presence, in person or by proxy or by duly authorized representative, at the Shareholder Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting shall constitute a quorum for the Shareholder Meeting.

At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of each of the proposals as a matter of Cayman Islands law.

Q:     If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:     If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to Plum or by voting online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under certain rules of national securities exchanges, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that national securities exchanges determine to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Shareholder Meeting are “non-routine” matters and therefore, Plum does not expect there to be any broker non-votes at the Shareholder Meeting.

If you are a Plum shareholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q:     Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal and the Adjournment Proposal?

A:     Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal and Adjournment Proposal, the Board has determined that each of the Extension Amendment Proposal and Adjournment Proposal are in the best interests of Plum and its shareholders. The Board recommends that Plum’s shareholders vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal.

Q:     What interests do Plum’s directors and officers have in the approval of the Extension Amendment Proposal?

A:     Plum’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, indirectly through the Sponsor, of Class B Ordinary Shares. See the section entitled “Proposal No 1 — The Extension Amendment Proposal — Interests of the Sponsor and Plum’s Directors and Officers” in this proxy statement.

Q:     Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A:     No. There are no appraisal rights available to Plum’s shareholders in connection with the Extension Amendment. There are no dissenters’ rights available to Plum’s shareholders in connection with the Extension Amendment Proposal or under Cayman Islands law. However, you may elect to have your shares redeemed in connection with the adoption of the Extension Amendment Proposal as described under “How do I exercise my redemption rights” below.

Q:     If I am a Public Warrant (as defined below) holder, can I exercise redemption rights with respect to my Public Warrants?

A:     No. The holders of warrants issued in connection with the Initial Public Offering (with a whole warrant representing the right to acquire one Class A Ordinary Share at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:     What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:     How do I exercise my redemption rights?

A:     If you are a holder of Class A Ordinary Shares and wish to exercise your right to redeem your Class A Ordinary Shares, you must:

I.       (a) hold Class A Ordinary Shares or (b) hold Class A Ordinary Shares through Units and elect to separate your Units into the underlying Class A Ordinary Shares and Public Warrants prior to exercising your redemption rights with respect to the Class A Ordinary Shares; and

II.     prior to 5:00 p.m., Eastern Time, on July [•], 2026 (two business days prior to the initially scheduled date of the Shareholder Meeting), (a) submit a written request to the Transfer Agent that Plum redeem your Class A Ordinary Shares for cash and (b) tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

In connection with the approval of the Extension Amendment Proposal, any holder of Class A Ordinary Shares will be entitled to request that their Class A Ordinary Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account and not previously released to Plum to pay its taxes, divided by the number of the then outstanding Class A Ordinary Shares. As of July 2, 2026, the most recent practicable date prior to the date of this proxy statement, this would have amounted to approximately $11.80 per Public Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public shareholders electing to redeem their Class A Ordinary Shares will be distributed promptly after the Shareholder Meeting.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part). If you tender or deliver your shares (and share certificates (if any) and other redemption forms) for redemption to the Transfer Agent and later decide prior to the Shareholder Meeting not to elect redemption, you may request that Plum instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent prior to the deadline for exercising redemption requests and, thereafter, with the consent of the Board. No request for redemption will be honored unless the holder’s shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on July [•], 2026 (two business days prior to the initially scheduled date of the Shareholder Meeting).

If a holder of Class A Ordinary Shares properly makes a request for redemption and the Class A Ordinary Shares (and share certificates (if any) and other redemption forms) are tendered or delivered as described above, then, Plum will redeem Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Shareholder Meeting. If you are a holder of Class A Ordinary Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.

If the Board exercises the right to cancel the Shareholder Meeting, then any redeemed shares will be returned to the redeeming shareholders.

Q:     What are the U.S. federal income tax consequences of exercising my redemption rights?

A:     The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.”

Q:     What should I do if I receive more than one set of voting materials for the Shareholder Meeting?

A:     You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:     Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?

A:     Plum will pay the cost of soliciting proxies for the Shareholder Meeting. Plum has engaged Advantage Proxy, Inc. (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Shareholder Meeting. Plum will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of Plum may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Advantage Proxy, Inc.
P.O. Box 10904
Yakima, WA 98909
Toll Free 877-870-8565
Collect: 206-870-8565
Email: ksmith@advantageproxy.com

You also may obtain additional information about Plum from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Class A Ordinary Shares and you intend to seek redemption of your shares, you will need to tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on July [•], 2026 (two business days prior to the initially scheduled date of the Shareholder Meeting). If you have questions regarding the certification of your position tendering or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
E-mail: cstmailproxy@continentalstock.com

EXTRAORDINARY GENERAL MEETING

This proxy statement is being provided to Plum shareholders as part of a solicitation of proxies by the Board for use at the extraordinary general meeting of Plum to be held on July [•], 2026, and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about July [•] 2026, to all shareholders of record of Plum as of July [•], 2026, the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.

Date, Time and Place of Shareholder Meeting

The Shareholder Meeting will be held on July [•], 2026, at 10:00 a.m., Eastern Time, at the offices of Hogan Lovells Cadwalader US LLP, located at 390 Madison Ave, New York, New York 10017, or at such other time, on such other date and at such other place to which the meeting may be adjourned.

Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.

The Proposals at the Shareholder Meeting

At the Shareholder Meeting, Plum shareholders will consider and vote on the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, Plum’s Memorandum and Articles of Association to extend the date by which Plum has to consummate a business combination from July 30, 2026 to December 31, 2026; and

2.      Proposal No. 2 — Adjournment Proposal — To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share and Class B ordinary shares, par value $0.0001 per share in the capital of Plum represented (either in person or by proxy) to approve the Extension Amendment Proposal.

Voting Power; Record Date

As a shareholder of Plum, you have a right to vote on certain matters affecting Plum. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on July [•], 2026, which is the Record Date for the Shareholder Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were [•] issued and outstanding Class A Ordinary Shares and [•] Class B Ordinary Shares.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

Quorum

The presence, in person or by proxy, of shareholders holding a majority of the Ordinary Shares at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The Initial Shareholders, who own 97.0% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Shareholders, no additional Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of any of the proposals voted upon at the Shareholder Meeting.

Under certain rules of national securities exchanges, to which all brokers are subject, if a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that all of the proposals to be voted on at the Shareholder Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of the proposals to be voted on at the Shareholder Meeting without your instruction.

Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so Plum does not expect there to be any broker non-votes at the Shareholder Meeting.

Vote Required for Approval

The approval of each of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a simple majority of the votes cast by the holders of the issued Ordinary Shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

The Initial Shareholders intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. As of the date of this proxy statement, the Initial Shareholders own 97.0% of the issued and outstanding Ordinary Shares.

Voting Your Shares

If you were a holder of record of Ordinary Shares as of the close of business on July [•], 2026, the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are three ways to vote your Ordinary Shares at the Shareholder Meeting:

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on July [•], 2026.

Voting Electronically.    To vote electronically, access www.cstproxyvote.com and have your proxy card available. Follow the prompts to vote your shares. Votes submitted electronically must be received by 5:00 p.m., Eastern Time, on July [•], 2026.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:

•        you may send another proxy card with a later date;

•        you may notify Plum’s Chief Executive Officer in writing to Plum Acquisition Corp. III, 2021 Fillmore St. #2089, San Francisco, California 94115, before the Shareholder Meeting that you have revoked your proxy; or

•        you may attend the Shareholder Meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters

The Shareholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Shareholder Meeting, no other matters may be considered at the Shareholder Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Meeting.

Who Can Answer Your Questions about Voting

If you are a Plum shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call the Proxy Solicitor, by calling 877-870-8565 (toll-free), or banks and brokers can call 206-870-8565, or by emailing ksmith@advantageproxy.com.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal, any shareholder holding Class A Ordinary Shares may demand that Plum redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $11.80 per share as of July 2, 2026, the most recent practicable date prior to the date of this proxy statement), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, Plum will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)     hold Class A Ordinary Shares;

(ii)    submit a written request to Continental, Plum’s transfer agent, in which you (i) request that Plum redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)   tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) to Continental, Plum’s transfer agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on July [•], 2026 (two business days before the initially scheduled date of the Shareholder Meeting) (the “Redemption Deadline”), in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or tendered/delivered electronically. Shares of Plum that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, Plum’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental, Plum’s transfer agent, prior to 5:00 p.m., Eastern Time, on July [•], 2026 (two business days before the initially scheduled date of the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities and Exchange Act of 1934 (the “Exchange Act”)), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The price of Class A Ordinary Shares last quoted on the OTC Pink on May 1, 2026, the most recent date the Class A Ordinary Shares were quoted, was $10.40 per share. The cash held in the Trust Account on July 2, 2026 (the most recent practicable date prior to the date of this proxy statement), was approximately $501,297 (including interest not previously released to Plum to pay its taxes) ($11.80 per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Plum to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Plum cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering or delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to Plum’s transfer agent two business days prior to the initially scheduled date of the Shareholder Meeting.

For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights and Dissenters’ Rights

There are no appraisal rights available to Plum’s shareholders in connection with the Extension Amendment Proposal. There are no dissenters’ rights available to Plum’s shareholders in connection with the Extension Amendment Proposal under Cayman Islands law. However, holders of Public Shares may elect to have their shares redeemed in connection with the adoption of the Extension Amendment Proposal, as described under “Redemption Rights” above.

Proxy Solicitation Costs

Plum is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. Plum has engaged the Proxy Solicitor to assist in the solicitation of proxies for the Shareholder Meeting. Plum and its directors, officers and employees may also solicit proxies in person. Plum will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

Plum will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. Plum will pay the Proxy Solicitor an approximate fee of $7,000, plus reasonable out-of-pocket expenses, and indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as Plum’s proxy solicitor. Plum will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to Plum shareholders. Directors, officers and employees of Plum who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Overview

Plum is proposing to amend its Memorandum and Articles of Association to extend the date by which Plum has to consummate a business combination to the Articles Extension Date so as to give Plum additional time to complete a business combination.

Without the Articles Extension, Plum may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Plum would be forced to liquidate.

As contemplated by the Memorandum and Articles of Association, the holders of Plum’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Articles Extension is implemented.

On July 2, 2026, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $11.80, based on the aggregate amount on deposit in the Trust Account of approximately $501,297 as of July 2, 2026 (including interest not previously released to Plum to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Plum to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. The price of the Class A Ordinary Shares last quoted on the OTC Pink on May 1, 2026, was $10.40. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving greater consideration per share than if the shares were sold in the open market (based on the per share redemption price as of July 2, 2026). Plum cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Plum believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if Plum does not complete the Business Combination on or before the Termination Date. The Board reserves the right at any time to cancel the Shareholder Meeting and not to submit to its shareholders the Extension Amendment Proposal and implement the Articles Extension to the extent the Business Combination has been consummated on or before the Shareholder Meeting. If the Board cancels the Shareholder Meeting and does not proceed with the Extension Amendment Proposal, then any redeemed shares will be returned to the redeeming shareholders.

Reasons for the Extension Amendment Proposal

Plum’s Memorandum and Articles of Association (as further updated via Board action) provides that Plum has until July 30, 2026 to complete a business combination. Plum and its officers and directors agreed that they would not seek to amend Plum’s Memorandum and Articles of Association to allow for a longer period of time to complete a business combination unless Plum provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of Plum shareholders that the Articles Extension be obtained so that Plum will have an additional amount of time to consummate the Business Combination. Without the Articles Extension, Plum may not be able to complete the Business Combination on or before July 30, 2026. If that were to occur, Plum would be forced to liquidate.

The Extension Amendment Proposal is essential to allowing Plum additional time to consummate the Business Combination.

If the Extension Amendment Proposal is Not Approved

If there are insufficient votes to approve the Extension Amendment Proposal, Plum may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Articles Extension.

If the Extension Amendment Proposal is not approved, or the Business Combination is not completed on or before the Termination Date, Plum will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Plum (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of the then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Plum’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to Plum’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to Plum’s warrants, which will expire worthless in the event Plum dissolves and liquidates the Trust Account.

In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership, after giving effect to the separation of the Founder Units, which were purchased from the Original Sponsor, 5,933,508 Class B Ordinary Shares and 1,977,836 Founder Warrants, which were purchased from the Original Sponsor. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, Plum will continue to attempt to consummate the Business Combination until the Articles Extension Date. Plum will ensure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal are made and will continue its efforts to consummate the closing of the Business Combination on or before the Articles Extension Date.

If the Extension Amendment Proposal is approved and the Articles Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of Plum held by the Initial Shareholders.

Interests of the Sponsor and Plum’s Directors and Officers

When you consider the recommendation of the Board, Plum shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of Plum have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Plum shareholders that they approve the Extension Amendment Proposal. Plum shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•        the fact that Sponsor purchased from the Original Sponsor 3,902,648 Plum Founder Units and 70% of 2,030,860 Plum Founder Units that Original Sponsor placed in escrow at the time of closing the purchase agreement for the Plum Founder Units to the extent such Plum Founder Units are not allocated to investors who hold and do not redeem their Class A ordinary shares of the Company at the time of an initial business combination for an aggregate price of $1, and that such securities, after separating the Founder Units into shares and warrants, will have a significantly higher value at the time of the Business Combination, which if the shares underlying the Founder Units are unrestricted and freely tradable would be valued at approximately $[•], based on the closing price of the Plum Class A Ordinary Shares of $[•] per share on [•], resulting in a theoretical gain of $[•].

•        the fact that the Sponsor paid $1 for 1,977,836 Founder Warrants after giving effect to the separation of the Founder Units into the underlying shares and warrants, each of which is exercisable commencing 30 days following the closing of the Business Combination for one Class A Ordinary Share at $[•] per share; if the Extension Amendment Proposal is not approved or we do not consummate the Business Combination by July 30, 2026, then the proceeds from the sale of the Founder Units and private placement units will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;

•        Even if the trading price of the shares of Class A Ordinary Shares were as low as $0.01 per share, the aggregate market value of the Class A Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in Plum by the

Initial Shareholders. As a result, if the Business Combination is completed, the Initial Shareholders are likely to be able to make a substantial profit on their investment in Plum at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and Plum liquidates without completing the Business Combination before July 30, 2026, the Initial Shareholders will lose their entire investment in Plum;

•        the fact that the Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with the Extension Amendment Proposal;

•        the fact that the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and Plum fails to complete the Business Combination by July 30, 2026;

•        the indemnification of Plum’s existing directors and officers and the liability insurance maintained by Plum;

•        the fact that the Sponsor and Plum’s officers and directors will lose their entire investment in Plum and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and the Business Combination is not consummated by July 30, 2026. As of July 2, 2026, the amounts due to the Sponsor for expenses aggregate to $2,294,867, for which the Sponsor and Plum’s officers and directors are awaiting reimbursement; and

•        the fact that if the Trust Account is liquidated, including in the event Plum is unable to complete an initial business combination within the required time period, Sponsor has agreed to indemnify Plum to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Plum public share, or such lesser per public share amount as is in the Trust Account on the Termination Date, by the claims of prospective target businesses with which Plum has entered into an acquisition agreement or claims of any third party for services rendered or products sold to Plum, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal. Approval of the Extension Amendment Proposal will require the affirmative vote of at least [•] Ordinary Shares (or approximately 66 2/3% of the Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least [•] Ordinary Shares (or approximately 33 1/3% of the Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution that:

a)      Article 49.7 of Plum’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.7:

“In the event that the Company does not consummate a Business Combination by December 31, 2026, or such earlier date as determined by the Board of Directors, the Company shall:

(a)     cease all operations except for the purpose of winding up;

(b)    as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of the then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)     as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

b)      Article 49.8 of Plum’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8:

“In the event that any amendment is made to the Articles:

(a)     to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by December 31, 2026 or such earlier date as determined by the Board of Directors; or

(b)    with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of the then Public Shares in issue.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT PLUM SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes to approve the Extension Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by Plum’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes to approve the Extension Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment Proposal. In such events, the Extension Amendment would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a simple majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions, and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Adjournment Proposal. As of the date hereof, the Initial Shareholders own 97.0% of the issued and outstanding Ordinary Shares and have not purchased any public shares but may do so at any time. Approval of the Adjournment Proposal will require the affirmative vote of at least [•] Ordinary Shares (or approximately 50% of the Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least [•] Ordinary Shares (or approximately 25% of the Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share and Class B ordinary shares, par value $0.0001 per share in the capital of Plum represented (either in person or by proxy) to approve the Extension Amendment Proposal.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT PLUM SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR
SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The following discussion is a summary of certain material U.S. federal income tax considerations for Redeeming U.S. Holders and Redeeming Non-U.S. Holders (each as defined below) of Public Shares that elect to have their Public Shares redeemed for cash in connection with the approval of the Extension Amendment Proposal. This section applies only to investors that hold Public Shares as capital assets for U.S. federal income tax purposes (generally, property held for investment). Further, this discussion is applicable only to holders who purchased Class A Ordinary Shares in the IPO. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular shareholder in light of its particular circumstances or status, including:

•        financial institutions or financial services entities;

•        broker-dealers;

•        S corporations;

•        taxpayers that are subject to the mark-to-market accounting rules;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        tax-qualified retirement plans;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        expatriates or former long-term residents or citizens of the United States;

•        persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•        persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

•        persons subject to the alternative minimum tax;

•        persons whose functional currency is not the U.S. dollar;

•        controlled foreign corporations;

•        corporations that accumulate earnings to avoid U.S. federal income tax;

•        “qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code) and entities whose interests are held by qualified foreign pension funds;

•        accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

•        foreign corporations with respect to which there are one or more United States shareholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);

•        passive foreign investment companies or their shareholders; or

•        Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

This discussion is based on current U.S. federal income tax laws as in effect on the date hereof, which is subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare net investment income tax laws, or state, local or non-U.S. laws. Plum has not sought, and Plum does not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax considerations described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our securities through Flow-Through Entities. If a Flow-Through Entity is the beneficial owner of our securities, the U.S. federal income tax treatment of an investor holding our securities through a Flow-Through Entity generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.

If you hold our securities through a Flow-Through Entity, we urge you to consult your tax advisor.

THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY PARTICULAR HOLDER. EACH HOLDER IS URGED TO CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS AND OTHER TAX CONSEQUENCES THEREOF.

For purposes of this discussion, because any unit consisting of one Class A Ordinary Share and one-third of one warrant (with a whole warrant representing the right to acquire one Class A Ordinary Share) is separable at the option of the holder, Plum is treating any Class A Ordinary Share and one-third of one warrant to acquire one Class A Ordinary Share held by a holder in the form of a single unit as separate instruments and is assuming that the unit itself will not be treated as an integrated instrument. Accordingly, the cancellation or separation of the units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.

Certain U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of Plum’s Public Shares that elect to have their Public Shares redeemed for cash as described in the section entitled “Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•        any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption — In General

Subject to the passive foreign investment company (“PFIC”) rules discussed below under the heading “— Passive Foreign Investment Company Rules,” the U.S. federal income tax consequences to a Redeeming U.S. Holder of Public Shares that exercises its redemption rights to receive cash in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of the Public Shares redeemed under

Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of such Redeeming U.S. Holder’s shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares generally will equal the cost of such shares.

The redemption generally will qualify as a sale of such shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete termination” of such Redeeming U.S. Holder’s interest in Plum or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to Public Shares owned directly, Public Shares owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the Public Warrants.

The redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of Plum’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of Plum’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption actually and constructively owns less than 50 percent of the total combined voting power of Plum. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. The redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in Plum. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the shares under Section 302 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Assuming Plum is a PFIC (as discussed below under “— Passive Foreign Investment Company Rules,”) such dividends will be taxable to an individual Redeeming U.S. Holder at regular rates and will not be eligible for the reduced rates of taxation on certain dividends received from a “qualified foreign corporation.” Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s public shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s public shares. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed public shares will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining public shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares constructively owned by it.

ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income, or (ii) at least 50% of its assets in a taxable year (ordinarily, but subject to exceptions, determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income. The determination of whether a foreign corporation is a PFIC is made annually.

Because Plum is a blank check company with no current active business, based upon the composition of its income and assets, and upon a review of its financial statements, Plum believes that it likely was a PFIC for its most recent taxable year ended on December 31, 2025, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC). Plum also believes that it will be a PFIC in the taxable year of the completion of the Business Combination if such event occurs.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares, rights or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make (a) a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares, (b) in a later year, a QEF election along with a “purging election”, or (c) a timely “mark to market” (“MTM”) election, in each case as described below, such holder generally will be subject to special rules with respect to:

•        any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares, rights or warrant (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

•        any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,

•        the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

•        the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•        the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•        an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder in respect of the tax attributable to each such other taxable year described in the immediately preceding clause of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may mitigate the tax consequences described above with respect to its Public Shares (but not warrants) by making a timely QEF election (or a QEF election along with a purging election), or a MTM election, all as described below.

A Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) for the taxable year that is the first year in the Redeeming U.S. Holder’s holding period of our shares during which we are treated as a PFIC or, if in a later year, the Redeeming U.S. Holder made a QEF election along with a purging election. A QEF election is an election to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares for purposes of the PFIC rules.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders are urged to consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

A Redeeming U.S. Holder’s ability to make a QEF Election with respect to Plum is contingent upon, among other things, the provision by Plum of a “PFIC Annual Information Statement” to such Redeeming U.S. Holder. Upon written request, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF Election. There is no assurance, however, that we would timely provide such required information.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

A determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

The impact of the PFIC rules on a Redeeming U.S. Holder may also depend on whether the Redeeming U.S. Holder has made an election under Section 1296 of the Code. Redeeming U.S. Holders that hold (directly or constructively) stock of a foreign corporation that is classified as a PFIC may annually elect to mark such stock to its market value if such stock is regularly traded on an established exchange (a “MTM election”). No assurance can be given that the Public Shares are considered to be regularly traded for purposes of the MTM election or whether the other requirements of this election are satisfied. If such an election is available and has been made, such Redeeming U.S. Holders will generally not be subject to the special PFIC taxation rules discussed above. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the MTM election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. However, if the MTM election is made by a Redeeming U.S. Holder after the beginning of the holding period for the PFIC stock, then the special PFIC taxation rules described above will apply to certain dispositions of, distributions on and other amounts taxable with respect to the Public Shares. A MTM election is not available with respect to our warrants.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or MTM election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares or warrants are urged to consult with their tax advisors concerning the application of the PFIC rules (including whether a QEF election, a QEF election with a purging election, a MTM election, or any other election is available and the consequences to them of any such election) in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of Plum’s Public Shares that elect to have their shares redeemed for cash as described in the section entitled “Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a Flow-Through Entity) of our Public Shares that so redeems its Public Shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “Certain U.S. Federal Income Tax Considerations to U.S. Shareholders.” However, notwithstanding such characterization, any Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption (1) unless the gain or dividends is effectively connected with such non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. shareholder), or (2) the Redeeming Non-U.S. Holder is an individual who is present in the United States for a period or periods aggregating 183 days or more in the taxable year of the disposition, and certain other conditions are met.

A non-corporate Redeeming Non-U.S. Holder described in clause (1) immediately above will be subject to tax on the net gain derived from redemption under regular U.S. federal income tax rates. An individual Redeeming Non-U.S. Holder described in clause (2) immediately above will be subject to a flat 30% tax on the gain derived from the redemption, which may be offset by certain United States source capital losses, even though the individual is not considered a resident of the United States, provided that the individual has timely filed U.S. federal income tax returns with respect to such losses. If a Redeeming Non-U.S. Holder that is a foreign corporation falls under clause (1) immediately above, it will be subject to tax on its net gain in the same manner as if it were a United States person as defined under the Code and, in addition, may be subject to the “branch profits tax” equal to 30% (or such lower rate as may be specified by an applicable income tax treaty) of its effectively connected earnings and profits, subject to adjustments.

Non-U.S. holders of shares considering exercising their redemption rights are urged to consult their tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. Under certain circumstances, a Redeeming Non-U.S. Holder might be eligible for refunds or credits of such taxes. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. If the country in which a Redeeming Non-U.S. Holder is resident has entered into an “intergovernmental agreement” with the United States regarding FATCA, the Redeeming Non-U.S. Holder may be permitted to report to that country instead of the United States, and the intergovernmental agreement may otherwise modify the requirements described in this paragraph. While withholding under FATCA generally would apply to payments of gross proceeds from the sale or other disposition of securities, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. Redeeming Non-U.S. Holders are urged to consult their tax advisors regarding the possible implications of FATCA and whether it may be relevant to their disposition of their shares or warrants.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•        fails to provide an accurate taxpayer identification number;

•        is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•        in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

Foreign Account Tax Compliance Act

Taxpayers may continue to rely on proposed Treasury Regulations that eliminate FATCA withholding (discussed immediately below) on gross proceeds from the sale or other disposition (including redemptions) of the Public Shares, until final Treasury Regulation requiring withholding on gross proceeds are issued. We cannot predict whether any such final regulations will be issued.

As a general matter, Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated thereunder (commonly referred as “FATCA”) generally impose withholding at a rate of 30% in certain circumstances on dividends in respect of, and (subject to the proposed Treasury Regulations discussed below) gross proceeds from the sale or other disposition of, securities (which are held by or through certain foreign financial institutions (including investment funds)), unless any such institution (i) enters into, and complies with, an agreement with the IRS to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution that are owned by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments or (ii) if required under an intergovernmental agreement between the United States and an applicable foreign country, reports such information to its local tax authority, which will exchange such information with the U.S. authorities. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. Gross proceeds from the sale or other disposition (including redemptions) of securities held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exceptions will generally be subject to withholding at a rate of 30%, unless such entity either (i) certifies to the applicable withholding agent that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which will in turn be provided to the U.S. Department of Treasury.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal and any redemption of your Public Shares.

BUSINESS OF PLUM AND CERTAIN INFORMATION ABOUT PLUM

General

We are a blank check company incorporated on February 5, 2021 as a Cayman Islands exempted company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. We will not be limited to a particular industry or geographic region in our identification and acquisition of a prospective partner company.

Our sponsor is Mercury Capital, LLC, a Delaware limited liability company (the “Sponsor”). Our original sponsor was Alpha Partners Technology Merger Sponsor LLC, a Delaware limited liability company (the “Original Sponsor”). The registration statement for our Initial Public Offering was declared effective on July 27, 2021. On July 30, 2021, we consummated our IPO of 25,000,000 Units, at $10.00 per Unit, generating gross proceeds of $250.0 million, and incurring offering costs of approximately $13.75 million, of which $8.75 million was for deferred underwriting commissions (see Note 3 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025). We granted the underwriter a 45-day option to purchase up to an additional 3,750,000 Units at the IPO price to cover over-allotments, if any. On August 3, 2021, the underwriters partially exercised the over-allotment option, and the closing of the issuance and sale of the additional 3,250,000 Units occurred on August 5, 2021. The issuance by Plum of the Over-Allotment Units at a price of $10.00 per unit resulted in total gross proceeds of approximately $32.5 million.

Simultaneously with the closing of the IPO, we consummated the private placement (the “Private Placement”) of 800,000 units (each, a “Private Placement Unit” and collectively, the “Private Placement Units”), at a price of $10.00 per Private Placement Unit with the Original Sponsor and anchor investors, generating gross proceeds of $8.0 million (see Note 4 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025). Simultaneously with the issuance and sale of the Over-Allotment Units, Plum consummated the private placement with the Original Sponsor of 65,000 units (the “Additional Private Placement Units”), generating total proceeds of $650,000 (the “Private Placement Proceeds” and, together with the “Over-Allotment Unit Proceeds”, the “Proceeds”).

Upon the closing of the IPO and the Private Placement, approximately $282.5 million ($10.00 per Unit) of the net proceeds of the IPO and certain of the proceeds of the Private Placement were placed in the Trust Account, located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and will be invested only in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invests only in direct U.S. government treasury obligations, as determined by us, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the Trust Account as described below. In addition, a certain anchor investor advanced an aggregate amount of approximately $500,681 to Plum to cover the purchase of Private Placement Units. In April 2021, Plum repaid $681 to the anchor investor. Upon the closing of the Initial Public Offering, the remaining advance of $500,000 was applied to the purchase of the Private Placement Units which Plum has since repaid.

On December 27, 2023, Plum, the Original Sponsor, and Sponsor entered into a purchase agreement (the “Purchase Agreement”), pursuant to which, Sponsor (i) purchased 3,902,648 founder units of Plum from the Original Sponsor, each unit consisting of one Class B ordinary share and one-third of one redeemable warrant to acquire one Class B ordinary share, which founder units are subject to forfeiture in certain circumstances, and (ii) became entitled to 70% of the 2,030,860 founder units that Original Sponsor placed in escrow at the closing of the Purchase Agreement to the extent such founder units are not allocated to investors who hold and do not redeem their Class A Shares of Plum at the time of Plum’s initial business combination, for an aggregate purchase price of $1. Original Sponsor agreed to pay, or cause its affiliates to pay, certain liabilities of Plum accrued and outstanding as of the closing. Following the closing, Original Sponsor has no further obligations with respect to Plum, and Sponsor has assumed all obligations relating to Plum.

Subsequently, on January 26, 2024, Plum, the Original Sponsor, and the Sponsor entered into a first amendment to Purchase Agreement (“Amendment No. 1 to the Purchase Agreement”) to correct the number of shares that the Original Sponsor shall retain to be 665,000 Class A private placement units and 1,128,992 Class B founder units. On August 22, 2024, Plum, the Original Sponsor, and the Sponsor entered into a second amendment to

Purchase Agreement (“Amendment No. 2 to the Purchase Agreement”) which revises the founder-unit forfeiture and transfer mechanics by requiring the acquirer to absorb all forfeitures or investor incentive transfers up to 2,030,860 founder units, allocating excess forfeitures 78% to the acquirer and 22% to the sponsor, while also establishing that 2,030,860 sponsor units will be held in escrow for potential transfer to sponsor anchors, with any remaining escrowed units allocated 70% to the acquirer and 30% to the sponsor at closing. On September 5, 2025, Plum, the Original Sponsor, and the Sponsor entered into a third amendment to Purchase Agreement (“Amendment No. 3 to the Purchase Agreement”) that provides that any Sponsor Incentive Units (as defined in the Sponsor Support Agreement) that have been retained by the Sponsor after the closing, up to half of such Sponsor Incentive Units may be transferred prior to the closing to a third party, with any Sponsor Incentive Units remaining after such transfer subject to allocation between the Sponsor and the Original Sponsor as provided for in the Purchase Agreement.

Our management has broad discretion with respect to the specific application of the net proceeds of the IPO and the sale of Private Placement Units, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that we will be able to complete a Business Combination successfully.

As approved by its shareholders at the extraordinary general meeting held on July 27, 2023 (the “July 2023 Extraordinary General Meeting”), Plum amended its Amended and Restated Memorandum and Articles of Association on July 28, 2023, which extended the date by which Plum has to consummate a business combination from July 30, 2023 to July 30, 2024, or such earlier date as shall be determined by Plum’s board of directors. In connection with the July 2023 Extraordinary General Meeting, the holders of 13,532,591 Class A Ordinary Shares, properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.41 per share, for an aggregate redemption amount of approximately $140,838,808. After those redemptions, approximately $153,169,659 remained in Plum’s trust account.

As approved by its shareholders at the extraordinary general meeting held on January 29, 2024 (the “January 2024 Extraordinary General Meeting”), Plum amended the Memorandum and Articles of Association, which (i) extended the date by which Plum has to consummate a business combination from July 30, 2024 to January 30, 2025, or such earlier date as shall be determined by Plum’s board of directors and (ii) changed the name of Plum from Alpha Partners Technology Merger Corp. to Plum Acquisition Corp. III. In connection with the January 2024 Extraordinary General Meeting, the holders of 12,433,210 Class A Shares, properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.78 per share, for an aggregate redemption amount of $134,059,215. After the redemptions, $24,629,032 remained in Plum’s Trust Account.

On January 16, 2025, as approved by its shareholders at an extraordinary general meeting of shareholders (the “January 2025 Extraordinary General Meeting”), Plum filed an amendment to its Second Amended and Restated Memorandum and Articles of Association on January 17, 2025, which (i) extended the date by which Plum has to consummate a business combination to July 30, 2025, or such earlier date as shall be determined by Plum’s board of directors and (ii) amended Article 49.4 to remove language stating, in relevant part, that Plum shall not consummate a business combination unless it has net tangible assets of at least $5,000,001 immediately prior to, or upon consummation of, such business combination. In connection with the January 2025 Extraordinary General Meeting, the holders of 2,132,366 Class A ordinary shares properly exercised their right to redeem their shares for cash at a redemption price of $11.24 per share, for an aggregate redemption amount of $23,975,464. After the redemptions, $1,707,149 remained in Plum’s Trust Account.

On July 15, 2025, as approved by its shareholders at the extraordinary general meeting of shareholders (the “July 2025 Extraordinary General Meeting”), the Company filed an amendment to its Third Amended and Restated Memorandum and Articles of Association on July 16, 2025, which extended the date by which the Company has to consummate a business combination to July 30, 2026, or such earlier date as shall be determined by the Company’s board of directors. In connection with the July 2025 Extraordinary General Meeting, the holders of 109,347 Class A ordinary shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $11.45 per share, for an aggregate redemption amount of $1,252,434.

On December 22, 2025, the Company shareholders approved at the extraordinary meeting of shareholders (the “December 2025 Extraordinary General Meeting”) (i) as a special resolution, the proposed Domestication; (ii) the Business Combination Agreement; (iii) four separate resolutions regarding the governance provisions contained in the PubCo closing articles; (iv) the issuance of PubCo Common Shares in connection with the Business Combination, and the issuance of an aggregate of up to $100,000,000 of PubCo Common Shares from time to time to Yorkville; and (v) the issuance of PubCo Common Shares pursuant to the PubCo Omnibus Equity Incentive Plan. In connection with the December 2025 Extraordinary General Meeting, the holders of 24,136 shares elected to redeem at approximately $11.61 per share, for an aggregate redemption amount of $280,219. The redemption is contingent upon the consummation of the Business Combination and will occur as promptly as practicable following the closing thereof; if the Business Combination is not consummated, the redeemed shares will be returned to the respective holders.

Business Combination Agreement

On August 22, 2024, Plum, Plum III Amalco Corp., a corporation formed under the Laws of the Province of British Columbia and a direct, wholly owned subsidiary of Plum (“Amalco”), Plum III Merger Corp., a corporation formed under the Laws of the Province of British Columbia (“Pubco”), and Tactical Resources Corp., a corporation formed under the Laws of the Province of British Columbia (“Tactical”) entered into a Business Combination Agreement, as amended on December 10, 2024, January 28, 2025 and July 30, 2025. On December 10, 2024, Plum and Tactical entered into an amendment (the “First Amendment”) to the Business Combination Agreement. The First Amendment provides that, among other things, upon a delisting from The Nasdaq Stock Market, Plum will use commercially reasonable efforts to list its securities on the OTC Markets Group. As a condition to closing the Business Combination, Plum must relist its securities on The Nasdaq Stock Market. On January 28, 2025, Plum and Tactical entered into an amendment (the “Second Amendment”) to the business Combination Agreement. The Second Amendment provides that certain issued convertible debentures of Tactical (and future issuances of convertible debentures by Tactical, if any, to the extent permitted under the Business Combination Agreement) shall be subject to the same terms under the Business Combination Agreement, and shall be subject to the same treatment upon closing of the business combination contemplated by the Business Combination Agreement, as certain existing convertible debentures issued by Tactical and already subject to the terms of the Business Combination Agreement. On July 30, 2025, Plum and Tactical entered into a third amendment (the “Third Amendment”) to the Business Combination Agreement. The Third Amendment provides for (a) an acknowledgement that Tactical may effect a reverse stock split prior to the closing at a ratio not to exceed 25 to 1; (b) an extension of the Agreement End Date (as defined in the Business Combination Agreement) to July 30, 2026; and (c) a lock-up of certain PubCo shares to be issued in the Business Combination. Specifically, the Third Amendment provides that 80% to 85% of the PubCo shares to be issued to stockholders of TRC (the “Arrangement Consideration Shares”) shall be subject to restrictions on transfer for a period of six months following the closing. In connection with the Third Amendment, certain employees and affiliates of Tactical have entered into a Key Company Securityholder Lock-up Agreement whereby each of them has agreed that 100% of the Arrangement Consideration Shares issued to them shall be subject to restrictions on transfer for a period of six months following the closing.

OTC Listing

Plum’s Units, Class A Ordinary Shares and Public Warrants are currently quoted on the OTC Pink under the symbols “PLMUF,” “PLMJF,” and “PLMWF,” respectively.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of Plum’s Ordinary Shares as of March 24, 2026, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Plum’s Ordinary Shares, by:

•        each person known by Plum to be the beneficial owner of more than 5% of Plum’s outstanding Class A Ordinary Shares and Class B Ordinary Shares;

•        each of Plum’s executive officers and directors that beneficially owns shares of Plum’s Class A Ordinary Shares and Class B Ordinary Shares; and

•        all Plum’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 907,486 Class A Ordinary Shares issued and outstanding and 7,062,500 Class B Ordinary Shares issued and outstanding as of March 24, 2026. The table below does not include the Class A Ordinary Shares underlying the Private Placement Warrants held by the Sponsor because these securities are not exercisable within 60 days of this proxy statement. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of ordinary shares beneficially owned by them.

Name of Beneficial Owner	Class A Ordinary Shares		Class B Ordinary Shares
	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Voting Control
Five Percent Holders
Mercury Capital, LLC(1)	—	—	5,933,508	84.0%	84.0%
Alpha Partners Technology Merger Sponsor LLC(2)	665,000	73.3%	1,128,992	16.0%	16.0%
Directors and executive Officers of Plum
Kanishka Roy(3)	—	—	5,933,508	84.0%	84.0%
Steven Handwerker	—	—
Hume Kyle	—	—
Alan Black	—	—
David Sable	—	—
All officers and directors as a group (5 individuals)	—	—	5,933,508	84.0%	84.0%

____________

*        Less than one percent.

(1)      Based on a Schedule 13D/A filed by Mercury Capital, LLC on April 18, 2025. On December 27, 2023, Plum, Alpha Partners Technology Merger Sponsor LLC, and Mercury Capital, LLC entered into a purchase agreement (“Purchase Agreement”), pursuant to which Mercury Capital, LLC the Sponsor (i) purchased 3,902,648 Founder Units, each unit consisting of one Class B ordinary share and one-third of one redeemable warrant to acquire one Class B share, and (ii) became entitled to 70% of the 2,030,860 Founder Units that Original Sponsor placed in escrow at the closing of the Purchase Agreement to the extent such Founder Units are not allocated to investors who hold and do not redeem their Class A Ordinary Shares of Plum at the time of Plum’s initial business combination. All the Founder Units in escrow are accounted for under Mercury Capital, LLC’s interests. The business address of Mercury Capital, LLC is 2021 Fillmore St. #2089, San Francisco, California 94115.

(2)      Alpha Partners Technology Merger Sponsor LLC paid an aggregate of $25,000 for 7,187,500 Founder Units, each unit consisting of one Class B ordinary share and one-third of one redeemable warrant to acquire one Class B share, 125,000 of which were forfeited due to only a partial exercise of the over-allotment option. Additionally, Alpha Partners Technology Merger Sponsor LLC purchased 665,000 private placement units at an aggregate price of $6,650,000. On December 27, 2023, Alpha Partners Technology Merger Sponsor LLC entered into a purchase agreement (“Purchase Agreement”), pursuant to which they sold 3,902,648 Founder Units to Mercury Capital, LLC, and put 2,030,860 Founder Units into escrow, of which they are entitled to 30% of the Founder Units in Escrow if they are not allocated to investors who hold and do not redeem their Class A ordinary shares of the Company at the time of the Company’s initial Business Combination. All the Founder Units in escrow are accounted for under Mercury Capital, LLC’s interests. Plum Partners, LLC is the record holder of the share reported herein. The business address of Alpha Partners is 2021 Fillmore St. #2089, San Francisco, California 94115.

(3)      Kanishka Roy serves as manager for Mercury Capital, LLC and may be deemed to beneficially own shares held by Mercury Capital, LLC by virtue of his control over Mercury Capital, LLC. Mr. Roy disclaims beneficial ownership of such shares other than to the extent of his pecuniary interest in such shares.

HOUSEHOLDING INFORMATION

Unless Plum has received contrary instructions, Plum may send a single copy of this proxy statement to any household at which two or more shareholders reside if Plum believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Plum’s expenses. However, if shareholders prefer to receive multiple sets of Plum’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of Plum’s disclosure documents, the shareholders should follow these instructions:

If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Plum Acquisition Corp. III, 2021 Fillmore St. #2089, San Francisco, California 94115, to inform us of his or her request and by calling +1 (929) 529-7129; or

If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

Plum files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on Plum at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to shareholders of Plum upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact Plum in writing at Plum Acquisition Corp. III, 2021 Fillmore St. #2089, San Francisco, California 94115.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact the Proxy Solicitor for Plum, by calling 877-870-8565 (toll-free), or banks and brokers can call 206-870-8565, or by emailing ksmith@advantageproxy.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Shareholder Meeting, or no later than July [•], 2026.

P R O X Y C A R D

Plum Acquisition Corp. III
2021 Fillmore St. #2089
San Francisco, California 94115

EXTRAORDINARY GENERAL MEETING
OF PLUM ACQUISITION CORP. III

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON JULY [•], 2026

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated July [•], 2026, in connection with the extraordinary general meeting (the “Shareholder Meeting”) of Plum Acquisition Corp. III (“Plum”) to be held at 10:00 a.m. Eastern Time on July [•], 2026, at the offices of Hogan Lovells Cadwalader US LLP, located at 390 Madison Ave, New York, New York 10017, and hereby appoints Kanishka Roy (with full power to act alone), the attorney and proxy of the undersigned, with power of substitution to each, to vote all ordinary shares of Plum registered in the name provided, which the undersigned is entitled to vote at the Shareholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement/prospectus.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2.

(Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this example	☒	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, Plum’s Fourth Amended and Restated Memorandum and Articles of Association to extend the date by which Plum has to consummate a business combination from July 30, 2026 to December 31, 2026 (the “Extension Amendment Proposal”); and

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 2 — Adjournment Proposal — To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share and Class B ordinary shares, par value $0.0001 per share in the capital of Plum represented (either in person or by proxy) to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

FOR ☐	AGAINST ☐	ABSTAIN ☐

Dated: __________, 20____

(Signature) _________________________________________________________

(Signature if held Jointly) _____________________________________________

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.